UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 22, 2005


                                ZONE 4 PLAY, INC.
             (Exact name of registrant as specified in its charter)


           NEVADA                    333-91356                  98-0374121
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 (State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)             File Number)           Identification No.)


               103 Foulk Road, Wilmington, DE                        19803
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          (Address of principal executive offices)                 (Zip Code)

                                 (302) 691-6177
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

      On February 22, 2005, Zone 4 Play, Inc. (the "Company"), Winner.Com (UK) Limited ("Winner") and Two Way Media Limited ("TWM") entered into an Interactive Fixed Odds Betting Services Agreement (the "Agreement").

      TWM, which establishes fixed odds betting services on digital television, the Internet, mobile telecommunications networks and other digital platforms, engaged with the Company and Winner to provide client-side game applications, server-side software for the management of such platforms and project management support and technical services using Winner's trademark and brand. The Agreement terminates and replaces a prior agreement dated October 12, 2004, among the parties.

      Each party is entitled to a certain profit share, based on the kind of platform pursuant to which the profit was generated and the amount of profit generated, all as set forth in Schedule 5 of the Agreement, which is included elsewhere in this Current Report on Form 8-K and incorporated herein by reference.

      Pursuant to the Agreement, each party grants the other party exclusive rights with regard to the platform, technology, trademark and brand in the United Kingdom through the term of the Agreement.

      Unless otherwise terminated pursuant to the terms of the Agreement, the Agreement is in effect until February 22, 2008 and shall be automatically extended for subsequent periods of two years, unless the parties give notice of termination of the Agreement no later than six months before the end of the initial three year term, or the end of each subsequent period of two years thereafter.

      For more information about the Company's relationship with Winner, please see the Company's Registration Statement on Form SB-2 (No. 333-122727).

Item 9.01 Financial Statements and Exhibits

(c)   Exhibits

Exhibit 10.1 Interactive Fixed Odds Betting Services Agreement dated February 22, 2005, by and among Zone 4 Play, Inc., Winner.Com (UK) Limited and Two Way Media Limited.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     ZONE 4 PLAY, INC.
                                                     (Registrant)

                                                By:  /s/ Uri Levy
Date: February 28, 2005                              ------------
                                                  Name:  Uri Levy
                                                  Title: Chief Financial Officer